PARTICIPATION AGREEMENT

Among

First Security Benefit Life Insurance and Annuity Company of New York,

Eaton Vance Variable Trust,

and

Eaton Vance Distributors, Inc.

THIS AGREEMENT, dated as of the 7th day of January, 2014, by and among First Security Benefit Life Insurance and Annuity Company of New York,(e “Company”), a stock life insurance company organized under the laws of the State of New York, on its own behalf and on behalf of each segregated asset account of the Company currently in existence or hereafter created, as set forth on Schedule A hereto, which may be updated from time to time for the convenience of the parties, (each an “Account”), Eaton Vance Variable Trust (the “Trust”), a Massachusetts Business Trust, and Eaton Vance Distributors, Inc.(the “Distributor”), a Massachusetts Company.

WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for variable annuity and life insurance contracts to be offered by separate accounts for insurance companies which have entered into participation agreements substantially similar to this Agreement (the “Participating Insurance Companies”) and for qualified pension and retirement plans (the “Qualified Plans”); and

WHEREAS, the shares of beneficial interest/common stock of the Trust are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (each a “Fund”); and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and shares of the Funds are registered under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Distributor, which serves as principal underwriter to the Trust, is duly registered as broker-dealer under the Securities Exchange Act of 1934, as amended; and

WHEREAS, the Trust has obtained, or warrants and agrees that prior to any issuance or sale of shares it will obtain an order from the Securities and Exchange Commission (the “SEC”), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the “1940 Act”) and Rules 6e- 2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by Qualified Plans and by variable annuity and variable life insurance separate accounts of Participating Insurance Companies that may or may not be affiliated with one another (the “Mixed and Shared Funding Exemptive Order”); and

WHEREAS, the Company has issued or will issue certain variable annuity contracts supported wholly or partially by the Account (the “Contracts”), and said Contracts are listed in Schedule A hereto, which may be updated from time to time for convenience of the parties; and

WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company, to set aside and invest assets attributable to the aforesaid Contracts; and

WHEREAS, the Company intends to purchase shares in the Funds of the Trust on behalf of the Account to fund the aforesaid Contracts;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust and the Distributor agree as follows:

ARTICLE I. Sale of Fund Shares

1.1. Subject to Article X hereof, the Trust agrees to make available to the Company for purchase on behalf of the Account, shares of the Funds, such purchases to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) the Funds (other than those listed on Schedule A) in existence now or that may be established in the future will be made available to the Company only as the Trust may so provide, and (ii) the Board of Trustees of the Trust (the “Board”) may suspend or terminate the offering of shares of any Fund upon written notice to the Company, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of such Fund. The Board may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal or state laws, necessary in the best interests of the shareholders of that Fund.

1.2. The Trust shall redeem, at the Company’s request, any full or fractional Fund shares held by the Company on behalf of the Account, such redemptions to be effected in accordance with Section 1.3 of this Agreement. The Trust reserves the right to redeem Fund shares in assets other than cash as limited in accordance with Rule I 8f-l under the 1940 Act. Notwithstanding the foregoing, the Trust may delay redemption of shares of any Fund to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

1.3. Purchase and Redemption Procedures

(a) The Trust hereby appoints the Company as an agent of the Trust for the limited purpose of receiving and accepting purchase and redemption requests on behalf of the Account (but not with respect to any Trust shares that may be held in the general account of the Company) for shares of those Funds made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account. Receipt and acceptance of any such request (or relevant transactional information therefore) on any day the New York Stock Exchange is open for trading and on which a Fund calculates its net asset value (a “Business Day”) pursuant to the rules of the Securities and Exchange Commission (“SEC”), by the Company as such limited agent of the Trust prior to the time that the Trust ordinarily calculates its net asset value as described from time to time in the Trust’s prospectus shall constitute receipt and acceptance by the Fund on that same Business Day, provided that the Trust receives notice of such request by 9:30 a.m. Eastern Time on the next following Business Day. The Company shall pay for shares of each Fund on the same Business Day that it notifies the Trust of a purchase request for such shares. Payment for Fund shares shall be made in federal funds transmitted to the Trust or other designated person by wire to be received by 3:00 p.m. Eastern Time on the Business Day the Trust is notified of the purchase request for Fund shares (unless the Trust determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Funds effected pursuant to redemption requests tendered by the

Company on behalf of the Account, or unless the Trust otherwise determines and so advises the Company to delay the date of payment, to the extent the Trust may do so under the 1940 Act). If federal funds are not received on time, such funds will be invested, and Fund shares purchased thereby will be issued, as soon as practicable and the Company shall promptly, upon the Trust’s request, reimburse the Trust for any charges, costs, fees, interest or other expenses incurred by the Trust in connection with any advances to, or borrowing or overdrafts by the Trust, or any similar expenses incurred by the Trust, as a result of portfolio transactions effected by the Trust based upon such purchase request. Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust.

(b) Payment for Fund shares redeemed by the Account or the Company shall be made by the Trust in federal funds transmitted by wire to the Company or any other designated person by 5:00 p.m. Eastern Time on the same Business Day the Trust is properly notified of the redemption order of such shares (unless redemption proceeds are to be applied to the purchase of shares of other Funds in accordance with Section I .3(b) of this Agreement), except that the Trust reserves the right to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the l940 Act and any rules thereunder, and in accordance with the procedures and policies of the Trust as described in the then-current prospectus.

Any purchase or redemption request for Fund shares held or to be held in the Company’s general account shall be effected at the net asset value per share next determined after the Trust’s receipt and acceptance of such request, provided that, in the case of a purchase request, payment for Fund shares so requested is received by the Trust in federal funds prior to close of business for determination of such value, as defined from time to time in the Trust’s prospectus. The Trust reserves the right to redeem Fund shares in assets other than cash as limited in accordance with Rule l 8f- l under the l 940 Act.

1.4. The Trust shall use its best efforts to make the net asset value per share for each Fund available to the Company by 6:00 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Fund is calculated, and shall calculate such net asset value in accordance with the Trust’s prospectus. If the Trust provides the Company with materially incorrect share net asset value information, the Company on behalf of the Account, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of the net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. A pricing error shall be corrected in accordance with the Fund’s policies and procedures, which comply in all material respects with applicable law. NAV errors shall be handled in accordance with Section 8.4 below.

1.5. The Trust shall use its best efforts to furnish notice (by wire or telephone followed by written confirmation) to the Company of any income dividends or capital gain distributions payable on any Fund shares by 6:00 p.m. Eastern Time on the ex-dividend date. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Fund shares in the form of additional shares of that Fund. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Trust shall notify the Company promptly of the number of Fund shares so issued as payment of such dividends and distributions.

1.6. Issuance and transfer of Trust shares shall be by book entry only. Share certificates will not be issued to the Company or the Account. Purchase and redemption orders for Trust shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

1.7. (a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Trust’s shares may be sold to other insurance companies and the cash value of the Contracts may be invested in other investment companies.

(b) The Company shall not, without prior notice to the Distributor (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

(c) The Company shall not, without prior notice to the Distributor (unless otherwise required by applicable law), induce Contract owners to change or modify the Trust or change the Trust’s investment adviser.

(d) The Company shall not, without prior notice to the Trust, induce Contract owners to vote on any matter submitted for consideration by the shareholders of the Trust in a manner other than as recommended by the Board.

1.8. The parties may agree, in lieu of the procedures set forth above in this Article I, to place and settle trades for Trust shares through a clearing corporation. In the event that such a clearing corporation is used, the parties agree to abide by the rules of the clearing corporation.

ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account as a segregated asset account under New York insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act.

2.2. The Trust represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, shall be duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

2.3. The Trust represents and warrants that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act, including, without limitation, Rule 38a- I under the 1940 Act.

2.4. The Distributor represents and warrants that it is registered as a broker dealer under all applicable federal and state securities laws and that it does and will comply in all material respects with the laws of the Commonwealth of Massachusetts and any applicable state and federal securities laws. The Distributor further represents that it is a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

2.5. The Trust and the Distributor represent and warrant that all of their trustees/directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.6. The Company represents and warrants that all of its employees and agents who deal with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage in an amount not less than that required to be maintained by entities subject to the requirements of Rule 17g-1 of the ‘40 Act. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.7. The Trust makes no representation or warranty as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies or will comply with the insurance laws or regulations of the various states.

2.8. Company represents that it has policies and procedures in effect with respect to the processing and transmission of orders to purchase and redeem Fund shares reasonably designed to monitor and prevent orders received after the close of trading, generally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“Close of Trading”), on any Business Day from being aggregated and communicated to the Funds with orders received before Close of Trading (consistent with Section 22(c) of the 1940 Act and Rule 22c- l thereunder).

2.9. Company represents that it has policies and procedures in effect to detect and deter short-term or disruptive trading practices. Company’s policies and procedures include, but are not limited to: monitoring participant trading activity and imposing trade restrictions. Distributor and the Trust acknowledge that Company shall apply its own trade monitoring and restriction policies and procedures to trading of Fund shares hereunder which may differ from the criteria set forth in the Fund’s Prospectus and Statement of Additional Information (SAI).

ARTICLE III. Prospectuses and Proxy Statements; Voting

3.1. The Trust shall provide the Company (at Company’s expense) in portable document format (i.e. PDF) only (or other electronic format as agreed to by the Distributor and the Company) the current prospectus, current Statement of Additional Information (“SAI”), supplements, proxy statements, and annual or semi-annual reports of each Fund as the Company may reasonably request for distribution to prospective purchasers of Contracts, with expenses to be borne in accordance with Schedule B hereof. If requested by the Company the Trust or its designee shall provide such documentation and such other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus for the Trust is supplemented or amended) to have the prospectus for the Contracts and the prospectus for the Trust and any other funds offered as investments for the Contracts printed at the Company’s expense together in one document, provided however that the Company shall ensure that, except as expressly authorized in writing by the Trust, no alterations, edits or changes whatsoever are made to prospectuses or other Trust documentation after such documentation has been furnished to the Company or its designee, and the Company shall assume liability for any and all alterations, errors or other changes that occur to such prospectuses or other Trust documentation after it has been furnished to the Company or its designee.

3.2. The Trust’s prospectus shall state that the current SAI for the Funds is available.

3.3. The Fund shall upon reasonable request provide the Company with information regarding the Fund’s expenses, which information may include a table of fees and related narrative disclosure for use in any prospectus or other descriptive document relating to a Contract. The Company agrees that it will use such information substantially in the form provided. The Company shall provide prior written notice of any proposed modification of such information, which notice will describe the manner in which the Company proposes to modify the information, and agrees that it may not modify such information in any way without the prior consent of the Fund, which consent shall not be unreasonably withheld.

3.4. So long as, and to the extent the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners, or to the extent otherwise required by law, the Company shall, at the Company’s option, follow one of the two methods described below to provide pass-through voting privileges to contract owners:

(a) Provide a list of Contract owners with value allocated to a portfolio as of the record date to the Fund or its agent in order to permit the Fund to send solicitation material and gather voting instructions from Contract owners on behalf of the Company. The Company shall also provide such other information to the Fund as is reasonably necessary in order for the Fund to properly tabulate votes for Fund initiated proxies. In the event that the Company chooses this option, the Fund shall be responsible for properly “echo voting” shares of a portfolio for which no voting instructions have been received.

(b) Solicit voting instructions from Contract owners itself and vote shares of the Fund in accordance with instructions received from Contract owners. The Company shall vote the shares of the Funds for which no instructions have been received in the same proportion as shares of the Fund for which instructions have been received.

3.5. The Company reserves the right to vote Fund shares held in its general account in its own right, to the extent permitted by applicable laws.

3.6. If the Trust and the Company agree to distribute Trust summary prospectuses to Contract owners pursuant to Rule 498 of the 1933 Act, as set forth in Schedule C of this Agreement, then each party to the Agreement represents and warrants that it complies with the requirements of Rule 498 and applicable SEC guidance regarding the Rule in connection therewith, and that it maintains policies and procedures reasonably designed to ensure that it can meet its obligations in connection with Fund summary prospectuses. The parties agree to comply with the terms included in the attached Schedule C as of the effective date of this Agreement.

ARTICLE IV. Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Trust (or a Fund thereof) or the Distributor is named. No such material shall be used until approved by the Trust or its designee, and the Trust will use its best efforts for it or its designee to review such sales literature or promotional material within five (5) Business Days after receipt of such material. Materials not approved or disapproved within five (5) Business Days shall be deemed approved. The Trust or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Trust (or a Fund thereof) or the Distributor is named, and no such material shall be used if the Trust or its designee so objects.

4.2. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust or the Distributor in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Trust shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee, except with the permission of the Trust or its designee.

4.3. The Trust and the Distributor, or their designee, shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops and in which the Company, and/or the Account, is named. No such material shall be used until approved by the Company, and the Company will use its best efforts to review such sales literature or promotional material within five (5) Business Days after receipt of such material. Materials not approved or disapproved within five (5) Business Days shall be deemed approved. The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

4.4. The Trust shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5. Upon request, the Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Funds or their shares, after the filing of such document(s) with the SEC or other regulatory authorities.

4.6. Upon request, the Company will provide to the Trust at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, after the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Trust and the Adviser any complaints received from the Contract owners pertaining to the Trust or a Fund.

4.7. The Trust will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Fund, and of any material change in the Trust’s registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Trust will work with the Company so as to enable the Company to solicit proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Trust will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

ARTICLE V. Fees and Expenses

5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement. All expenses incident to the performance by Company under this Agreement shall be paid by Company. Likewise, all expenses incident to the performance by the Trust under this Agreement shall be paid by the Distributor and/or the Trust. Company is responsible for the expenses of the cost of registration of the Contracts, unless otherwise exempt and the costs of having the Contracts approved by state insurance authorities in the applicable jurisdictions. The Distributor and/or the Trust are responsible for the expenses of the cost of registration of the Funds’ shares, or preparation of the Funds’ prospectuses, statements of additional information, proxy materials, reports and the preparation of other related statements and notices required by law (“Fund Materials”)for distribution in PDF. Company is responsible for copying and distributing Fund prospectuses and semi-annual and annual reports to its existing contract owners. For Company’s annual mailing to contract owners of Contract prospectuses and Fund prospectuses and its mailing of semi-annual and annual reports, Distributor will provide updated Fund prospectuses and semi-annual and annual reports in PDF only for mailing to contract owners.

5.2. All expenses incident to performance by the parties under this Agreement shall be paid in accordance with Schedule B hereof.

ARTICLE VI. Qualification

6.1. The Trust will invest its assets in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Internal Revenue Code of 1986, as amended (“Code”) and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, each Fund represents and warrants that it has complied and will continue to comply with Section 8 I 7(h) of the Code and Treasury Regulation §l.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI by the Trust, it will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the Trust so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

6.2. The Trust represents and warrants that it is qualified as a regulated investment company under Subchapter M of the Code and that it will maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

6.3. The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Code, and that it will maintain such treatment, and that it will notify the Trust immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a “modified endowment contract” as that term is defined in Section 7702A of the Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.

ARTICLE VII. Potential Conflicts

7.1. The parties acknowledge that the Trust has received the “Mixed and Shared Funding Exemptive Order” which requires the Trust and Company to comply with conditions and undertakings substantially as provided in this Article. In the event of any inconsistencies between the terms of the Mixed and Shared Funding Exemptive Order and those provided for in this Article, the conditions and undertakings imposed by the Mixed and Shared Funding Exemptive Order shall govern this Agreement.

7.2. The Trust’s Board will monitor each Fund for the existence of any material irreconcilable conflict between and among the interests of the Accounts of Company investing in the Funds, and determine what action, if any, should be taken in response to such conflicts. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance Contract owners; (f) a decision by the Company to disregard the voting instructions of Contract owners and (g) if applicable, a decision by a Plan to disregard the voting instructions of plan participants. The Board shall have sole authority to determine whether an irreconcilable material conflict exists and its determination shall be binding upon Company.

7.3. The Company will report promptly any potential or existing conflicts to the Board. The Company will be obligated to assist the Board in carrying out its duties and responsibilities under the Mixed and Shared Funding Exemptive Order by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the Company to inform the Board whenever it has determined to disregard Contract owners voting instructions.

7.4. If a majority of the Board, or a majority of its disinterested Board members, determines that a material irreconcilable conflict exists with regard to Contract owner investments in the Trust, the Board shall give prompt notice of the conflict and the implications thereof to all Participating Companies and Plans. If the Board determines that the Company is a relevant Participating Company or Plan with respect to said conflict, the Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include but shall not be limited to: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Fund thereof and reinvesting those assets in a different investment medium, which may include another Fund of the Trust, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected Contract owners and as appropriate, segregating the assets of any appropriate group (i.e., variable annuity or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account and obtaining any necessary approvals or orders of the SEC in connection therewith. If a material irreconcilable conflict arises because of the Company’s decision to disregard Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the election of the Trust to withdraw the Account’s investment in the Trust, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Contract owners. For the purposes of this Article, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict but in no event will the Fund(s) or its investment adviser (or any other investment adviser of the Fund) be required to establish a new funding medium for any Contract. Further, the Company shall not be required by this Article to establish a new funding medium for any Contracts if any offer to do so has been declined by a vote of a majority of Contract owners materially and adversely affected by the irreconcilable material conflict.

7.5. The Board’s determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to the Company.

7.6. No less than annually, the Company shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

7.7. If and to the extent that the SEC promulgates new rules or regulations with respect to mixed or shared funding on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies as appropriate, shall take such steps as may be necessary to comply with such rules and regulations, as adopted, to the extent such rules are applicable; and (b) this Article VI shall be deemed to incorporate such new terms and conditions, and any term or condition of this Article VI that is inconsistent therewith, shall be deemed to be succeeded thereby.

7.8. The Company acknowledges it has been advised by the Trust that it may be appropriate for the Company to disclose the potential risks of mixed and shared funding in prospectuses or other applicable disclosure documents.

Article VIII. Indemnification

8.1. Indemnification by the Company

8.1. (a) The Company agrees to indemnify and hold harmless each of the Trust and the Distributor and each of its trustees/directors and officers, and each person, if any, who controls the Trust or Distributor within the meaning of Section 15 of the 1933 Act or who is under common control with the Trust or the Distributor (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

(i) arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933 Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund or the Adviser for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts, or

(ii) arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company’s authorization or control, with respect to the sale or distribution of the Contracts, or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company for use in the registration statement, prospectus or SAI of the Trust or in sales literature; or

(iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1. (b) The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of its obligations or duties under this Agreement.

8.l. (c) The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Company to such party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1. (d) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

8.2. Indemnification by the Distributor

8.2. (a) The Distributor agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2)

against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Trust by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations by or on behalf of the Trust or the Distributor (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Trust or the Distributor) or wrongful conduct of the Distributor or the Trust with respect to the sale or distribution of the Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Distributor or the Trust; or

(iv) arise as a result of any failure by the Trust or the Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Trust, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by or on behalf of the Distributor or the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by or on behalf of the Distributor or the Trust;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2. (b) The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

8.2. (c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2. (d) The Company agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

8.3. Indemnification by the Trust

8.3. (a) The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Trust by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations by or on behalf of the Trust or the Distributor (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Trust or the Distributor) or wrongful conduct of the Distributor or the Trust with respect to the sale or distribution of the Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Distributor or the Trust; or

(iv) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by or on behalf of the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by or on behalf of the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3. (b) The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

8.3. (c) The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Trust to such party of the Trust’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3. (d) The Company agrees promptly to notify the Trust of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Trust.

8.4. Indemnification for Errors.

In the event of any error or delay with respect to information regarding the purchase, redemption, transfer or registration of shares of the Funds, the parties agree that each is obligated to make the Accounts and/or the Funds, respectively, whole for any error or delay that it causes, subject in the case of pricing errors to the related Fund’s policies on materiality of pricing errors. In addition, each party agrees that neither will receive compensation from the other for the administrative costs of any reprocessing necessary as a result of an error or delay. Each party agrees to provide the other with prompt notice of any errors or delays of the type referred to in this Section. The Company and the Trust agree that Eaton Vance Pricing Error Procedures shall govern.

ARTICLE IX. Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws provisions thereof.

9.2. This Agreement shall be subject to the provisions of the 1933 and 1940 Acts as well as the Exchange Act of 1934, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be interpreted and construed in accordance therewith. If, in the future, the Mixed and Shared Funding Order discussed in Article VII should no longer be necessary under applicable law, then Article VII hereof shall no longer apply.

ARTICLE X. Termination

10.1. This Agreement shall continue in full force and effect until the first to occur of:

(a) termination by any party, for any reason with respect to some or all Funds, by six (6) months advance written notice delivered to the other parties; or

(b) termination by the Company by written notice to the other parties based upon the Company’s determination that shares of the Fund are not reasonably available to meet the requirements of the Contracts; or

(c) termination by the Company by written notice to the other parties in the event any of the Fund’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d) termination by the Trust or Distributor by written notice to the Company in the event that formal administrative proceedings are instituted against the Company by FINRA, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company’s duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Funds’ shares; provided, however, that the Trust or Distributor determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

(e) termination by the Company by written notice to the other parties in the event that formal administrative proceedings are instituted against the Trust or Distributor by the SEC or any state securities department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Trust or Distributor to perform its obligations under this Agreement; or

(f) termination by the Company by written notice to the other parties in the event that any Fund ceases to qualify as a regulated investment company under Subchapter M or fails to comply with the Section 8 l 7(h) diversification requirements specified in Article VI hereof, or if the Company reasonably believes that any such Fund may fail to so qualify or comply with either provision; or

(g) termination by either the Trust or the Distributor by written notice to the other parties, if either one or both the Trust and the Distributor, respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h) termination by the Company by written notice to the other parties, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or the Distributor has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(i) termination by the Company upon any substitution of the shares of another investment company or series thereof for shares of a Fund of the Trust in accordance with the terms of the Contracts, provided that the Company has given at least 45 days prior written notice to the Trust and Distributor of the date of substitution.

10.2. Notwithstanding any termination of this Agreement, the Trust and the Distributor shall, at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”), unless the Company seeks an order pursuant to Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Funds. Specifically, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts (subject to any such election by the Company).

10.3. Notwithstanding any termination of this Agreement, each party’s obligation under Article VIII to indemnify the other parties shall survive.

ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Company:	First Security Benefit Life Insurance and Annuity Company of New York Attention General Counsel One Security Benefit Place Topeka, Kansas 66636 - 0001

If to the Trust:	c/o Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 Attn: Chief Legal Officer

If to Distributor:	Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 Attn: Chief Legal Officer

ARTICLE XII. Miscellaneous

12.1. All persons dealing with the Trust must look solely to the property of the respective Funds listed on Schedule A hereto as though each such Fund had separately contracted with the Company and the Distributor for the enforcement of any claims against the Trust. The parties agree that neither the Board, officers, agents or shareholders of the Trust assume any personal liability or responsibility for obligations entered into by or on behalf of the Trust.

12.2. Subject to the requirements of legal process and regulatory authority, the Trust and the Distributor shall treat as confidential the names and addresses of the owners of the Contracts. Each party shall treat as confidential all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such information without the express written consent of the affected party until such time as such information has come into the public domain.

12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, FINRA, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the New York Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable insurance operations of the Company are being conducted in a manner consistent with the New York insurance laws and regulations and any other applicable law or regulations.

12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8. This Agreement may be amended by written agreement between all parties. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

12.9. The Funds are portfolio series of a Massachusetts business trust formed under a declaration of trust. The obligations of this Agreement with respect to each Fund are binding only upon the assets and property of such series and are not binding upon any other series of the Trust, and all persons dealing with a Fund must look solely to the property of that Fund for satisfaction of claims of any nature against the Fund, as neither the trustees, officers, employees nor shareholders of the Trust assume any personal liability in connection with its business or for obligations entered into on its behalf.

12.10. Company represents and warrants that it has implemented and maintains appropriate security measures to protect personal information in compliance with Section 17 of Chapter 20 I of the Code of Massachusetts Regulations and any other similar state regulations applicable to Company. This provision will survive termination or expiration of the Agreement for so long as Company continues to possess or have access to personal information related to the Trust and/or its affiliates.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

First Security Benefit Life Insurance and Annuity

Company of New York	By its authorized officer

	By:	DOUGLAS G. WOLFF
	Name:	Douglas G. Wolff
	Title:	President

	Date:	1/7/14

Eaton Vance Variable Trust	By its authorized officer

	By:	JAMES F. KIRCHNER
	Name:	James F. Kirchner
	Title:	Treasurer

	Date:	1/7/14

Eaton Vance Distributors, Inc.	By its authorized officer

	By:	SEAN P. KELLY
	Name:	Sean P. Kelly, CFA
	Title:	SVP, Managing Director

	Date:	January 7, 2014

      , 2014

Schedule A

Account(s)	Contract(s)

Account A	AdvisorDesigns
EliteDesigns

Account B	AdvanceDesigns
SecureDesigns

Additionally, “Accounts” and “Contracts” will include any new Accounts and Contracts created subsequent to the date hereof.

Trust and Funds

Eaton Vance Variable Trust

Eaton Vance VT Floating-Rate Fund

Eaton Vance VT Large-Cap Value Fund

Additionally, “Funds” will include any series of the Trust created subsequent to the date hereof.

A-1

SCHEDULE B

EXPENSES

The Fund and the Company will coordinate the functions and pay the costs of the completing these functions based upon an allocation of costs in the tables below. The term “Current” is defined as an existing Contract owner with value allocated to one or more Portfolios. The term “Prospective” is defined as a potential new Contract owner.

Item	Function	Party Responsible for Coordination	Party Responsible for Expense
Fund Prospectus	Printing and Distribution (including postage)	Fund	Current - Fund (Company may choose to do the printing at Fund’s expense) Prospective - Company

Fund Prospectus and SAI Supplements	If required by Fund, Distributor or Trust, Printing and Distribution (including postage)	Fund	Fund (Company may choose to do the printing at Fund’s expense)

	If required by Company, Printing and Distribution (including postage)	Company	Company

Fund SAI	Printing	Fund	Fund

	Distribution (including postage)	Party who receives request	Party who receives request

Proxy Material for Fund	Printing	Fund	Fund

	Distribution to Current (including postage), tabulation and solicitation	Company	Fund

Fund Annual & Semi-Annual Report	Printing	Company	Fund (Company may choose to do the printing at Fund’s expense)

	and Distribution (including postage)	Company	Fund

Contract Prospectus	Printing and Distribution (including postage)	Company	Company

Contract Prospectus and SAI Supplements	Printing and Distribution (including postage)	Company	Company

Contract SAI	Printing and Distribution (including postage)	Company	Company

B-1

Item	Function	Party Responsible for Coordination	Party Responsible for Expense
Other communication to Prospective and Current	Printing and Distribution (including postage)	Company	If Required by Law or Fund-Fund If Required by Company-Company

Operations of the Fund	All operations and related expenses, including the cost of registration and qualification of shares, taxes on the issuance or transfer of shares, cost of management of the business affairs of a Fund, and expenses paid or assumed by a Fund pursuant to any Rule 12b-1 plan	Trust or Distributor	Fund

Operations of the Accounts	Federal registration of units of separate account (24f-2 fees)	Company	Company

B-2

SCHEDULE C

USE OF SUMMARY PROSPECTUSES

All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

1.	For purposes of this Schedule C, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

2.

The Fund shall provide the Company with copies of the Summary Prospectuses and any supplements thereto in the same manner and at the same times as the Agreement requires that the Fund provide the Company with Statutory Prospectuses.

3.

So long as the Trust and/or the Distributor provides Summary Prospectuses, the Trust and the Distributor each represents and warrants that the Summary Prospectuses and the web site hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Trust and its Funds. The Trust and/or the Distributor further represents and warrants that there are reasonable policies and procedures in place in accordance with Rule 498(e)(4) to ensure that such web site continuously complies with Rule 498.

4.

The Trust and the Distributor each agrees that the URL indicated on each Summary Prospectus will lead Contract owners directly to the web page used for hosting Summary Prospectuses. The Trust shall immediately notify the Company of any unexpected interruptions in availability of this web page that last more than 24 hours. The Trust agrees that the web landing page used for hosting Summary Prospectuses will not contain any marketing materials (other than those Trust documents provided for under Rule 498) and that the landing page will contain Summary Prospectuses only for the Trust or its affiliated funds.

5.

The Trust and the Distributor represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(i) involving Contract owner requests for additional Trust documents made directly to the Trust or the Distributor, or one of their affiliates. The Trust and the Distributor further represent and warrant that any information obtained about Contract owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Trust documents.

6.	The Company represents and warrants that it will respond to requests for additional Fund documents made by Contract owners directly to the Company or one of its affiliates.

7.	The Company represents and warrants that any bundling of Summary Prospectuses and Statutory Prospectuses will be done in compliance with Rule 498.

8.

At the Company’s request, the Distributor and the Trust will provide the Company with URLs to the current Trust documents for use with Company’s electronic delivery of Trust documents or on the Company’s website. The Distributor and the Trust will be responsible for ensuring the integrity of the URLs and for maintaining the Fund’s current documents on the site to which such URLs originally navigate to.

C-1

9.

If the Trust determines that it will end its use of the Summary Prospectus delivery option, the Trust will provide the Company with at least 60 days’ advance notice of its intent so that the Company can arrange to deliver a Statutory Prospectus in place of a Summary Prospectus. In order to comply with Rule 498(e)(I ), the Trust shall continue to maintain its website in compliance with the requirements of this Agreement and Rule 498 for a minimum of 90 days after the termination of any such notice period.

10.	The parties agree that all other prov1s1ons of the Participation Agreement, including the Indemnification provisions, will apply to the terms of this Schedule C as applicable.

11.

The parties agree that the Company is not required to distribute Summary Prospectuses to its Contract owners, but rather use of the Summary Prospectus will be at the discretion of the Company. The Company agrees that it will give the Distributor and the Trust sufficient notice of its intended use of the Summary Prospectuses or the Statutory Prospectuses.

C-2

AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

RULE 30e-3

First Security Benefit Life Insurance and Annuity Company of New York (the “Company”) on its own behalf and on behalf of each separate account of the Company as set forth on Schedule A to the participation agreement, as may be amended from time to time (each an “Account”), Eaton Vance Variable Trust (the “Trust”), a Massachusetts business trust, and Eaton Vance Distributors, Inc. (the “Distributor”), a Massachusetts company have entered into a participation agreement dated January 7, 2014 (the “Participation Agreement”) whereby the Company invests in shares of certain of the portfolios of the Trust (the “Fund”) as a funding vehicle for the Accounts that issue variable annuity and/or life insurance contracts (the “Variable Contracts” or “Contracts”) to persons that are registered owners of such Variable Contracts on the books and records of the Company (the “Contract owners”).

This Amendment No. 1 to Participation Agreement (the “Amendment”) is entered into by and among the Company, the Trust, and the Distributor (collectively, the “Parties”), and is effective as of the Effective Date set forth herein.

RECITALS

WHEREAS, the Parties desire to supplement and amend the Participation Agreement to reflect and implement the requirements, terms and conditions of Rule 30e-3 under the Investment Company Act of 1940 (“Rule 30e-3” or “the Rule”);

WHEREAS, the Fund is responsible for preparing and timely filing with the Securities and Exchange Commission (“SEC”) and/or providing to the Company the Required Materials, as specified in paragraph (b)(l) of Rule 30e-3 and as defined below; and

WHEREAS, the Company intends to host the website of Required Materials.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Company, the Trust, and the Distributor hereby agree to supplement and amend the Participation Agreement as follows:

1.

Posting and Availability of Fund Shareholder Reports and Other Required Materials. The Company shall be responsible for and shall fulfill the website posting requirements specified in paragraph (b) of Rule 30e-3. The Company shall ensure that, with respect to the Fund, the following Fund materials are posted to a website address specified by the Company (the “Specified Website”), and are publicly accessible and free of charge on the Specified Website: (i) Current Report to Shareholders; (ii) Prior Report to Shareholders; (iii) Complete Portfolio Holdings From Shareholder Reports Containing a Summary Schedule of Investments; and (iv) Portfolio Holdings For Most Recent First and Third Fiscal Quarters; all of (i) through (iv) to be as specified in paragraph (b)(l) of Rule 30e- 3 (items (i) through (iv) collectively, with respect to the Fund, the “Required Materials”).

2.

Preparation, Content, and Timely Provision of Required Materials. The Fund and the Distributor shall be responsible for the preparation and content of the Required Materials, including, but not limited to, the accuracy and completeness of the Required Materials. The Fund and the Distributor shall send a .pdf file of the Required Materials to rpsupport@dfinsolutions.com as soon as practicable after filing with the SEC, but no later than fifty-five (55) days after the close of the period for which the Required Materials are being made.

1

Without limiting the generality of the foregoing in any manner, the Fund and the Distributor shall be responsible for ensuring that the Required Materials:

(a)

Meet the applicable standards of the Securities Act of 1933, as amended; the Securities Exchange Act of 1934, as amended; the Investment Company Act of 1940 (the “1940 Act”); and all rules and regulations under those Acts; and

(b)

Do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.

3.

Notification; Reliance on Third Party to Provide Documents. If, for any reason, the Fund and Adviser are unable to provide the Required Materials in the manner set forth in section 2, the Fund and Distributor shall promptly notify the Company. The Fund and Adviser shall be responsible for the actions or inactions or any other failures of any third party that they may utilize to provide the Required Materials to the Company in the manner set forth in section 2; and any actions, inactions or other failures by any such third party shall not relieve the Fund or Adviser from their obligations under this Amendment.

4.	Specified Website. The Specified Website is as identified in Exhibit 1 hereto, and it may be changed by the Company from time to time without notice to the Fund and Distributor.

5.	Paper Notice to Contract Owners. The Company shall provide a paper notice to its Contract owners, if and to the extent such notice is required by paragraph (c) of Rule 30e-3.

6.

Delivery of Paper Copy Upon “Ad Hoc” Request. The Company shall fulfill ad hoc requests from Contract owners for a paper copy of any of the Required Materials, if and to the extent required by paragraph (e) of Rule 30e-3.

7.

Investor Elections to Receive Future Fund Reports in Paper. The Company shall fulfill Contract Owner elections to receive future Fund shareholder reports (with respect to the Fund) in paper, if and to the extent required by paragraph (f) of Rule 30e-3.

8.

Provision of Paper or Electronic Documents. To satisfy Contract Owner requests under sections 6 and 7 above, the Fund and the Distributor shall provide the Company with as many printed copies of the Required Materials as the Company may reasonably request, with expenses to be borne in accordance with Schedule B hereto.

9.

Expenses. Expenses associated with providing, printing and distributing the Required Materials shall be allocated in accordance with Schedule B attached hereto, which supersedes and replaces in its entirety Schedule B to the Participation Agreement.

10.	Construction of this Amendment; Participation Agreement.

(a)

This Amendment shall be interpreted to be consistent with, and to facilitate compliance with and reliance on, Rule 30e-3 under the 1940 Act and any interpretations of the Rule by the SEC, its staff, courts, or other appropriate legal authorities.

(b)

This Amendment supplements and amends the Participation Agreement. To the extent the terms of this Amendment conflict with the terms of the Participation Agreement, the terms of this Amendment shall control; otherwise, and except as otherwise specifically set forth in this Amendment, the terms of the Participation Agreement shall continue to apply, and shall apply to the duties, responsibilities, rights and obligations of the Parties under and pursuant to this Amendment.

2

(c)	Capitalized and other terms used in this Amendment shall have the meaning given to them in the Participation Agreement, unless otherwise defined herein.

11.	Indemnification. The Parties agree that the indemnification provision in the Participation Agreement applies to the Parties’ duties and obligations under this Amendment.

12.

Counterparts and Delivery. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. A signed copy of this Amendment delivered by facsimile or by email in .pdf form shall be treated as an original.

13.	Effective Date. This Amendment is effective as of May 27, 2021.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the Effective Date.

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK		EATON VANCE VARIABLE TRUST

By:	DOUGLAS WOLFF	By:	JAMES KIRCHNER
Print Name:	Douglas Wolff	Print Name:	James Kirchner
Title:	President	Title:	Treasurer

EATON VANCE DISTRIBUTORS, INC.

By:	BRIAN TARANTO
Print Name:	Brian Taranto
Title:	Chief Administrative Officer

3

EXHIBIT 1

https://dfinview.com/SecurityBenefit?site=FSBL

4

SCHEDULE B

EXPENSES

The Fund and the Company will coordinate the functions and pay the costs of the completing these functions based upon an allocation of costs in the tables below. The term “Current” is defined as an existing Contract owner with value allocated to one or more Portfolios. The term “Prospective” is defined as a potential new Contract owner.

Item	Function	Party Responsible for Coordination	Party Responsible for Expense

Fund Prospectus	Printing and Distribution (including postage)	Fund	Current - Fund (Company may choose to do the printing at Fund’s expense) Prospective - Company

Fund Prospectus and SAI Supplements	If required by Fund, Distributor or Trust, Printing and Distribution (including postage)	Fund	Fund (Company may choose to do the printing at Fund’s expense)
	If required by Company, Printing and Distribution (including postage)	Company	Company

Fund SAI	Printing	Fund	Fund
	Distribution (including postage)	Party who receives request	Party who receives request

Proxy Material for Fund	Printing	Fund	Fund
	Distribution to Current (including postage), tabulation and solicitation	Company	Fund

Fund Annual & Semi-Annual Report	Printing and Distribution when requested by Company (including postage)	Company	Fund (Company may choose to do the printing at Fund’s expense)
	Printing and Distribution when requested by Prospective (including postage)	Company	Company
	Providing a PDF of such documents	Fund	Fund

B-1

Item	Function	Party Responsible for Coordination	Party Responsible for Expense
Notices of Availability of Fund Annual and Semi-Annual Reports (“Notices”)	Printing and Distribution (including postage)	Company	Fund (Company may choose to do the printing at Fund’s expense)[1]

Portfolio Holdings For Most Recent First and Third Fiscal Quarters	Printing and Distribution when requested by Current;	Fund	Fund (Company may choose to do the printing at Fund’s expense)
	Printing and Distribution when requested by Prospective	Company	Company
	Providing a PDF of such documents	Fund	Fund

Contract Prospectus	Printing and Distribution (including postage)	Company	Company

Contract Prospectus and SAI Supplements	Printing and Distribution (including postage)	Company	Company

Contract SAI	Printing and Distribution (including postage)	Company	Company

Other communication to Prospective and Current	Printing and Distribution (including postage)	Company	If Required by Law or Fund-Fund If Required by Company-Company

Operations of the Fund	All operations and related expenses, including the cost of registration and qualification of shares, taxes on the issuance or transfer of shares, cost of management of the business affairs of a Fund, and expenses paid or assumed by a Fund pursuant to any Rule 12b-l plan	Trust or Distributor	Fund

Operations of the Accounts	Federal registration of units of separate account (24f-2 fees)	Company	Company

[1]

With respect to Notices, the Fund shall reimburse the Company for expenses associated with preparing and mailing the Notices, calculated as a pro-rata share based on the number of Contract owners invested in the Fund versus all other funds offered under the Contracts.

B-2

AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

RULE 498A

First Security Benefit Life Insurance and Annuity Company of New York (the “Company”), on its own behalf and on behalf of each separate account of the Company as set forth in Schedule A to the Participation Agreement, as may be amended from time to time (individually and collectively the “Accounts”), Eaton Vance Variable Trust (the “Trust”), a Massachusetts Business Trust and Eaton Vance Distributors, Inc. (the “Distributor”), a Massachusetts Company, have entered into a participation agreement dated January 7, 2014, as amended (the “Participation Agreement”), whereby the Company invests in shares of certain of the portfolios of the Fund (the “Portfolios”) as a funding vehicle for the Accounts that issue variable annuity and/or life insurance contracts (the “Variable Contracts” or “Contracts”) to persons that are registered owners of such Variable Contracts on the books and records of the Company (the “Contract Owners”).

This Amendment No. 2 to Participation Agreement (the “Amendment”) is entered into by and among the Company, the Fund, and Adviser (collectively, the “Parties”), and is effective as of March 8, 2024 (the “Effective Date”).

RECITALS

WHEREAS, Section 5(b)(2) of the Securities Act of 1933, as amended (the “1933 Act”) may require that a Statutory Prospectus (as defined in Rule 498A under the 1933 Act (“Rule 498A” or the “Rule”)) for the Portfolios be delivered to Contract Owners under certain circumstances;

WHEREAS, the Parties intend to meet any such Portfolio Statutory Prospectus delivery requirement by relying on (and complying with the requirements, terms and conditions of) paragraph (j) of Rule 498A for “on-line” delivery;

WHEREAS, paragraph (j) of Rule 498A requires, inter alia, that certain Fund Documents (defined below) be posted and maintained on a website specified on the cover page of the summary prospectus for the Variable Contracts, and the Company intends to host the Trust Documents on said websites; and

WHEREAS, the Company cannot host the Trust Documents on websites in compliance with Rule 498A unless the Trust prepares and provides the Trust Documents that are specified in the Rule;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Company, the Trust, and the Distributor hereby agree to supplement and amend the Participation Agreement as follows:

1.

Website Posting and Availability of Trust Documents. The Company shall host the Trust Documents on and maintain the websites specified in paragraph (j)(1)(iii) of Rule 498A and set forth in Exhibit 1 to this Amendment (“498A Websites”) (which URLs are subject to change without notice to the Trust and Distributor), so that the documents listed below in (a) through (d) (collectively, “Trust Documents”) are publicly accessible, free of charge, at the 498A Websites, in accordance with the conditions set forth in that paragraph, provided that the Trust and Distributor fulfill their obligations under this Amendment.

a.	Summary Prospectus for the Portfolios;

b.	Statutory Prospectus for the Portfolios;

c.	Statement of Additional Information (“SAI”) for the Portfolios; and

d.	Most Recent Annual and Semi-Annual Reports to Shareholders for the Portfolios.

2.

Timely Provision of Fund Documents. The Fund and the Distributor shall send a .pdf file of the Trust Documents to rpsupport@dfinsolutions.com as soon as practicable after filing with the SEC and on a timely basis to facilitate the required website posting. The Trust and the Distributor shall provide updated versions of Trust Documents as necessary, to facilitate a continuous offering of the Variable Contracts.

1

3.

Content of Fund Documents. The Trust and the Distributor shall be responsible for the content of the Trust Documents, including, but not limited to, the accuracy and completeness of the Trust Documents. Without limiting the generality of the foregoing in any manner, the Trust and the Distributor shall be responsible for ensuring that the Trust Documents:

a.	Meet the applicable standards of the 1933 Act, the Security Exchange Act of 1934, as amended, the 1940 Act, and all rules and regulations under those Acts; and

b.

Do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.

4.

Format of Trust Documents. The Trust and the Distributor shall provide the Trust Documents to the Company in accordance with Section 2, in an electronic format that is suitable for website posting, and in a format or formats that meet the requirements of paragraphs (h)(2)(i), (h)(2)(ii) and (h)(3) of Rule 498A, as amended.

5.

Provision of Trust Documents for Paper Delivery. To satisfy Contract Owner requests under paragraphs (i)(1) and (j)(3) of Rule 498A, the Trust and the Distributor shall provide the Company with as many printed copies of the Trust Documents as the Company may reasonably request, with expenses to be borne in accordance with the applicable expense schedule in the Participation Agreement. If requested by the Company in lieu thereof, the Trust and the Distributor shall provide the Trust Documents (including a print-ready .pdf or an electronic copy in a format suitable for printing) and such other assistance as is reasonably necessary in order for the Company to have the Trust Documents printed together in a single document or printed individually by the Company if it so chooses.

6.	Expenses. Expenses associated with website hosting and maintenance contemplated by this Amendment shall be borne in accordance with the following schedule:

Item	Function	Party Responsible for Expense
498A Trust Documents	498A Website Hosting and Maintenance (up to $100 per CUSIP per year)	Trust

7.

Use of Summary Prospectuses. The Company shall ensure that an Initial Summary Prospectus is used for each currently offered Variable Contract described under the related registration statement. The Trust and Distributor shall ensure that a summary prospectus is used for the Portfolios.

8.

Portfolio Expense and Performance Data. Upon request by the Company, the Trust shall provide such data regarding each Portfolio’s expense ratios and investment performance to facilitate the registration and sale of the Variable Contracts. Without limiting the generality of the forgoing, the Trust shall provide the following Portfolio expense and performance data on a timely basis to facilitate the Company’s preparation of its annually updated registration statement for the Variable Contracts (and as otherwise reasonably requested by the Company):

a.

the gross “Annual Portfolio Company Expenses” for each Portfolio calculated in accordance with Item 3 of Form N-1A, before any expense reimbursements or fee waiver arrangements (and in accordance with (i) Instruction 16 to Item 4 of Form N-4, and (ii) Instruction 4(a) to Item 4 of Form N-6); and

b.

the net “Annual Portfolio Company Expenses” (aka “Total Annual Fund Operating Expenses”) for each Portfolio calculated in accordance with Item 3 of Form N- 1A, that include any expense reimbursements or fee waiver arrangements (and in accordance with (i) Instruction 17 to Item 4 of Form N-4 and (ii) Instruction 4 to Item 17 of Form N-4, and (iii) Instruction 4(b) to Item 4 of Form N-6, and (iv) Instruction 4 to Item 18 of Form N-6)), and the period for which the expense reimbursements or fee waiver arrangement is expected to continue and whether it can be terminated by the Portfolio (or the Trust); and

2

c.

the “Average Annual Total Returns” for each Portfolio (before taxes) as calculated pursuant to Item 4(b)(2)(iii) of Form N-1A (for 1, 5, and 10 year periods, and in accordance with (i) Instruction 7 to Item 17 of Form N-4, and (ii) Instruction 7 to Item 18 of Form N-6)); and

d.	The name of the investment adviser(s) and sub-adviser(s) of each Portfolio, if any.

9.	[Reserved]

10.	Construction of this Amendment; Participation Agreement.

a.

This Amendment shall be interpreted to be consistent with, and to facilitate compliance with and reliance on, Rule 498A under the 1933 Act and any interpretations of the Rule by the SEC, its staff, courts, or other appropriate legal authorities.

b.

To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control; otherwise, and except as otherwise specifically set forth in this Amendment, the terms of the Agreement shall continue to apply, and shall apply to the duties, responsibilities, rights and obligations of the Parties under and pursuant to this Amendment.

c.	Capitalized and other terms used in this Amendment shall have the meaning given to them in the Agreement, unless otherwise defined herein.

11.

Counterparts and Delivery. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. A signed copy of this Amendment delivered by facsimile or by email in .pdf form shall be treated as an original.

12.	Indemnification. The Parties agree that the indemnification provision in the Participation Agreement applies to the Parties’ duties and obligations under this Amendment.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the Effective Date first set forth above.

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK		EATON VANCE VARIABLE TRUST

By:	AL DAL PORTO	By:	JAMES KIRCHNER
Print Name:	Al Dal Porto	Print Name:	James Kirchner
Title:	SVP, Chief Strategy Officer	Title:	Treasurer

EATON VANCE DISTRIBUTORS, INC.

		By:	BRIAN TARANTO
		Print Name:	Brian A. Taranto
		Title:	Chief Administrative Officer

3

Exhibit 1

498A Websites

Variable Annuity Product	URL
EliteDesigns NY	https://dfinview.com/SecurityBenefit/TAHD/336277504?site=PFSBL

EliteDesigns (2011) NY	https://dfinview.com/SecurityBenefit/TAHD/DFINl 1321?site=PFSBL

EliteDesigns II NY	https://dfinview.com/SecurityBenefit/TAHD/336277 l l 6?site=PFSBL

4

AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

RULE 498A

First Security Benefit Life Insurance and Annuity Company of New York (the “Company”), on its own behalf and on behalf of each separate account of the Company as set forth in Schedule A to the Participation Agreement, as may be amended from time to time (individually and collectively the “Accounts”), Eaton Vance Variable Trust (the “Trust”), a Massachusetts Business Trust and Eaton Vance Distributors, Inc. (the “Distributor”), a Massachusetts Company, have entered into a participation agreement dated January 7, 2014, as amended (the “Participation Agreement”), whereby the Company invests in shares of certain of the portfolios of the Fund (the “Portfolios”) as a funding vehicle for the Accounts that issue variable annuity and/or life insurance contracts (the “Variable Contracts” or “Contracts”) to persons that are registered owners of such Variable Contracts on the books and records of the Company (the “Contract Owners”).

This Amendment No. 2 to Participation Agreement (the “Amendment”) is entered into by and among the Company, the Fund, and Adviser (collectively, the “Parties”), and is effective as of March 8, 2024 (the “Effective Date”).

RECITALS

WHEREAS, Section 5(b)(2) of the Securities Act of 1933, as amended (the “1933 Act”) may require that a Statutory Prospectus (as defined in Rule 498A under the 1933 Act (“Rule 498A” or the “Rule”)) for the Portfolios be delivered to Contract Owners under certain circumstances;

WHEREAS, the Parties intend to meet any such Portfolio Statutory Prospectus delivery requirement by relying on (and complying with the requirements, terms and conditions of) paragraph (j) of Rule 498A for “on-line” delivery;

WHEREAS, paragraph (j) of Rule 498A requires, inter alia, that certain Fund Documents (defined below) be posted and maintained on a website specified on the cover page of the summary prospectus for the Variable Contracts, and the Company intends to host the Trust Documents on said websites; and

WHEREAS, the Company cannot host the Trust Documents on websites in compliance with Rule 498A unless the Trust prepares and provides the Trust Documents that are specified in the Rule;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Company, the Trust, and the Distributor hereby agree to supplement and amend the Participation Agreement as follows:

1.

Website Posting and Availability of Trust Documents. The Company shall host the Trust Documents on and maintain the websites specified in paragraph (j)(1)(iii) of Rule 498A and set forth in Exhibit 1 to this Amendment (“498A Websites”) (which URLs are subject to change without notice to the Trust and Distributor), so that the documents listed below in (a) through (d) (collectively, “Trust Documents”) are publicly accessible, free of charge, at the 498A Websites, in accordance with the conditions set forth in that paragraph, provided that the Trust and Distributor fulfill their obligations under this Amendment.

a.	Summary Prospectus for the Portfolios;

b.	Statutory Prospectus for the Portfolios;

c.	Statement of Additional Information (“SAI”) for the Portfolios; and

d.	Most Recent Annual and Semi-Annual Reports to Shareholders for the Portfolios.

2.

Timely Provision of Fund Documents. The Fund and the Distributor shall send a .pdf file of the Trust Documents to rpsupport@dfinsolutions.com as soon as practicable after filing with the SEC and on a timely basis to facilitate the required website posting. The Trust and the Distributor shall provide updated versions of Trust Documents as necessary, to facilitate a continuous offering of the Variable Contracts.

1

3.

Content of Fund Documents. The Trust and the Distributor shall be responsible for the content of the Trust Documents, including, but not limited to, the accuracy and completeness of the Trust Documents. Without limiting the generality of the foregoing in any manner, the Trust and the Distributor shall be responsible for ensuring that the Trust Documents:

a.	Meet the applicable standards of the 1933 Act, the Security Exchange Act of 1934, as amended, the 1940 Act, and all rules and regulations under those Acts; and

b.

Do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.

4.

Format of Trust Documents. The Trust and the Distributor shall provide the Trust Documents to the Company in accordance with Section 2, in an electronic format that is suitable for website posting, and in a format or formats that meet the requirements of paragraphs (h)(2)(i), (h)(2)(ii) and (h)(3) of Rule 498A, as amended.

5.

Provision of Trust Documents for Paper Delivery. To satisfy Contract Owner requests under paragraphs (i)(1) and (j)(3) of Rule 498A, the Trust and the Distributor shall provide the Company with as many printed copies of the Trust Documents as the Company may reasonably request, with expenses to be borne in accordance with the applicable expense schedule in the Participation Agreement. If requested by the Company in lieu thereof, the Trust and the Distributor shall provide the Trust Documents (including a print-ready .pdf or an electronic copy in a format suitable for printing) and such other assistance as is reasonably necessary in order for the Company to have the Trust Documents printed together in a single document or printed individually by the Company if it so chooses.

6.	Expenses. Expenses associated with website hosting and maintenance contemplated by this Amendment shall be borne in accordance with the following schedule:

Item	Function	Party Responsible for Expense
498A Trust Documents	498A Website Hosting and Maintenance (up to $100 per CUSIP per year)	Trust

7.

Use of Summary Prospectuses. The Company shall ensure that an Initial Summary Prospectus is used for each currently offered Variable Contract described under the related registration statement. The Trust and Distributor shall ensure that a summary prospectus is used for the Portfolios.

8.

Portfolio Expense and Performance Data. Upon request by the Company, the Trust shall provide such data regarding each Portfolio’s expense ratios and investment performance to facilitate the registration and sale of the Variable Contracts. Without limiting the generality of the forgoing, the Trust shall provide the following Portfolio expense and performance data on a timely basis to facilitate the Company’s preparation of its annually updated registration statement for the Variable Contracts (and as otherwise reasonably requested by the Company):

a.

the gross “Annual Portfolio Company Expenses” for each Portfolio calculated in accordance with Item 3 of Form N-1A, before any expense reimbursements or fee waiver arrangements (and in accordance with (i) Instruction 16 to Item 4 of Form N-4, and (ii) Instruction 4(a) to Item 4 of Form N-6); and

b.

the net “Annual Portfolio Company Expenses” (aka “Total Annual Fund Operating Expenses”) for each Portfolio calculated in accordance with Item 3 of Form N- 1A, that include any expense reimbursements or fee waiver arrangements (and in accordance with (i) Instruction 17 to Item 4 of Form N-4 and (ii) Instruction 4 to Item 17 of Form N-4, and (iii) Instruction 4(b) to Item 4 of Form N-6, and (iv) Instruction 4 to Item 18 of Form N-6)), and the period for which the expense reimbursements or fee waiver arrangement is expected to continue and whether it can be terminated by the Portfolio (or the Trust); and

2

c.

the “Average Annual Total Returns” for each Portfolio (before taxes) as calculated pursuant to Item 4(b)(2)(iii) of Form N-1A (for 1, 5, and 10 year periods, and in accordance with (i) Instruction 7 to Item 17 of Form N-4, and (ii) Instruction 7 to Item 18 of Form N-6)); and

d.	The name of the investment adviser(s) and sub-adviser(s) of each Portfolio, if any.

9.	[Reserved]

10.	Construction of this Amendment; Participation Agreement.

a.

This Amendment shall be interpreted to be consistent with, and to facilitate compliance with and reliance on, Rule 498A under the 1933 Act and any interpretations of the Rule by the SEC, its staff, courts, or other appropriate legal authorities.

b.

To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control; otherwise, and except as otherwise specifically set forth in this Amendment, the terms of the Agreement shall continue to apply, and shall apply to the duties, responsibilities, rights and obligations of the Parties under and pursuant to this Amendment.

c.	Capitalized and other terms used in this Amendment shall have the meaning given to them in the Agreement, unless otherwise defined herein.

11.

Counterparts and Delivery. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. A signed copy of this Amendment delivered by facsimile or by email in .pdf form shall be treated as an original.

12.	Indemnification. The Parties agree that the indemnification provision in the Participation Agreement applies to the Parties’ duties and obligations under this Amendment.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the Effective Date first set forth above.

FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK		EATON VANCE VARIABLE TRUST

By:	AL DAL PORTO	By:	JAMES KIRCHNER
Print Name:	Al Dal Porto	Print Name:	James Kirchner
Title:	SVP, Chief Strategy Officer	Title:	Treasurer

EATON VANCE DISTRIBUTORS, INC.

		By:	BRIAN A. TARANTO
		Print Name:	Brian A. Taranto
		Title:	Chief Administrative Officer

3

Exhibit I

498A Websites

Variable Annuity Product	URL
EliteDesigns NY	https://dfinview.com/SecurityBenefit/TAHD/336277504?site=PFSBL

EliteDesigns (2011) NY	https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL

EliteDesigns II NY	https://dfinview.com/SecurityBenefit/TAHD/336277116?site=PFSBL

4